UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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ING INVESTORS TRUST
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ING INVESTORS TRUST
ING Clarion Real Estate Portfolio

(Formerly, ING Van Kampen Real Estate Portfolio)

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 366-0066

May 18, 2009

Dear Shareholder:

On behalf of the Board of Trustees of ING Clarion Real Estate Portfolio (the “Portfolio”), a series of ING Investors Trust (the “Trust”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Portfolio scheduled for 10:00 a.m., Local time, on July 9, 2009 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Portfolio and to you as a shareholder.

At the Special Meeting, shareholders of the Portfolio will be asked to approve a new sub-advisory agreement among the Trust, Directed Services LLC (“DSL”), the Portfolio’s investment adviser, and ING Clarion Real Estate Securities, L.P. (“ING CRES” or “the Proposed Sub-Adviser”), the Portfolio’s proposed sub-adviser (the “Proposal”).  On May 1, 2009, ING CRES began serving as the sub-adviser to the Portfolio pursuant to an interim sub-advisory agreement that is currently in effect. The interim agreement will expire on September 28, 2009. If the Proposal is approved by shareholders, ING CRES will continue to serve as the sub-adviser to the Portfolio pursuant to the new sub-advisory agreement.

The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the Proposal is in the best interests of the Portfolio and its shareholders and recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than July 8, 2009.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

ING INVESTORS TRUST
ING Clarion Real Estate Portfolio

(Formerly, ING Van Kampen Real Estate Portfolio)

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 366-0066

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF ING CLARION REAL ESTATE PORTFOLIO

Scheduled for July 9, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of ING Clarion Real Estate Portfolio (the “Portfolio”), a series of ING Investors Trust (the “Trust”) is scheduled for July 9, 2009, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

At the Special Meeting, the Portfolio’s shareholders will be asked: (1) to approve a proposal to appoint ING Clarion Real Estate Securities, L.P. (“ING CRES”) as the sub-adviser to the Portfolio and the implementation of a sub-advisory agreement for the Portfolio among the Trust, Directed Services LLC (“DSL”), the Portfolio’s investment adviser and ING CRES (the “Proposal”); and (2) to transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponements(s) thereto.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting.

The Board of Trustees recommends that you vote in favor of the Proposal.

Shareholders of record as of the close of business on April 22, 2009 are entitled to notice of, and to vote at, the Special Meeting, or any adjournment(s) or postponement(s) thereof.  Your attention is called to the accompanying proxy statement.  Regardless of whether you plan to attend the Special Meeting or any adjournment thereof, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, THE ENCLOSED VOTING INSTRUCTIONS CARD, so that a quorum will be present and a maximum number of shares may be voted.  Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

Dated: May 18, 2009

PROXY STATEMENT

ING INVESTORS TRUST

ING CLARION REAL ESTATE PORTFOLIO

(formerly ING Van Kampen Real Estate Portfolio)

May 18, 2009

Toll free: (800) 366-0066
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

Special Meeting of Shareholders

Scheduled for July 9, 2009

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INTRODUCTION

Why is the Special Meeting Being Held?

The Board of Trustees (the “Board” or the “Trustees”) of ING Investors Trust (the “Trust”) on behalf of ING Clarion Real Estate Portfolio (the “Portfolio”) is sending this proxy statement (“Proxy Statement”), the attached Notice of Special Meeting and the enclosed Voting Instructions Card on or about May 18, 2009.  At the special meeting (the “Special Meeting”), shareholders of the Portfolio will be asked to approve a new sub-advisory agreement (the “Proposed Sub-Advisory Agreement”) for the Portfolio among the Trust, Directed Services LLC (“DSL” or the “Adviser”), the Portfolio’s investment adviser and ING Clarion Real Estate Securities, L.P. (“ING CRES” or the “Proposed Sub-Adviser”), under which ING CRES would become the sub-adviser to the Portfolio (the “Proposal”).  Finally, the Special Meeting is being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

This booklet includes a Proxy Statement and one Voting Instructions Card for the Portfolio in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting for the Portfolio.

Shares of the Portfolio have been purchased by you through your qualified retirement plan (“Qualified Plans”) or, at your direction by your insurance company, through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity contract or, if you are a qualified plan participant (“Plan Participant”), through your Qualified Plan.

The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.  For a pension plan, this usually means the trustee for the plan.  Shares of the Portfolio are available as investment options in variable annuity contracts issued by an insurance company (“Variable Contracts”) to individuals and to sponsors of group pension and retirement plans.  Shares of the Portfolio are also offered directly to certain Qualified Plans.  Accordingly, the insurance companies and Qualified Plans or their trustees, as the record owners of the Portfolio’s shares are, in most cases, the true “shareholders” of the Portfolio.  Holders of Variable Contracts (“Variable Contract Holders”) that are registered with the U.S. Securities and Exchange Commission (“SEC”) generally have the right to instruct the insurance company that issued the Variable Contract on how to vote on the Proposal set forth in this Proxy Statement for the Portfolio that they have chosen as an investment option.  For certain Qualified Plans, plan trustees generally exercise voting rights but, in some cases, may pass their voting rights to Plan Participants who will provide instructions on how to vote shares.  Therefore, references to “you” or “shareholders” throughout the proxy materials usually means the persons who can decide how to vote on the Proposal, which includes Variable Contract Holders, and may include pension plan trustees and, in some instances, Plan Participants where they have the right to provide instructions on the shares owned through the plan.

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Portfolio’s shareholders.

Who is eligible to vote?

Shareholders holding an investment in shares of the Portfolio as of the close of business on April 22, 2009 (the “Record Date”) are eligible to vote or instruct their insurance company or plan trustee as to how to vote their shares. (See “General Information” for a more detailed discussion of voting procedures.)

The following table sets forth the number of shares of each class of the Portfolio issued and outstanding as of the Record Date.

Share	Shares
Class	Outstanding
ADV Class	66,799.278
Class I	23,361,681.146
Class S	22,146,147.509
Class S2	1,118,433.394
Total	46,693,061.327

As of the Record Date, no person owned beneficially more than 5% of any class of the Portfolio, except as set forth in Appendix A.  To the best of the Trust’s knowledge, as of the Record Date, the officers and Trustees beneficially owned, as a group, less than 1% of any class of the Portfolio.

How do I vote?

Variable Contract Holders can instruct their insurance company through which they hold a beneficial interest in the Portfolio as to how to vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, or by attending the Special Meeting in person and voting.  Joint owners should each sign the Voting Instructions Card.

Shares of the Portfolio are sold to Separate Accounts and are used as investment options under Variable Contracts.  Variable Contract Holders who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  An insurance company that uses the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders.  Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder.  In the event that any Variable Contract Holders fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account, even if only a small number of Variable Contract Holders provide voting instructions.  The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

Shares of the Portfolio are also sold directly to the trustees of certain Qualified Plans.  A trustee for a Qualified Plan that includes the Portfolio as an investment option, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but in some cases will pass through any voting rights to Plan Participants who have an interest in the Portfolio.  Where a trustee for a Qualified Plan passes through voting rights to Plan Participants and any Plan Participants fail to give instructions as to how to vote their shares, the trustee will use proportional voting and vote those shares in proportion to the instructions given by other Plan Participants who voted.  The effect of proportional voting is that if a large number of Plan Participants fail to give voting instructions, a small number of Plan Participants may determine the outcome of the vote.

Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolio and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card originally sent with the Proxy Statement or attend the Special Meeting in person.  All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, insurance companies, trustees, Qualified Plans or participants are described as shareholders for purposes of this Proxy Statement. Shareholders can vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  To vote by telephone or Internet, follow the voting instructions outlined on your Voting Instructions Card. These options require shareholders to input a control number, which is located on your Voting Instructions Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.  Joint owners must each sign the Voting Instructions Card.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Voting Instructions Card sent with the Proxy Statement or attend the Special Meeting in person.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on July 9, 2009, at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 366-0066.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on Thursday, July 9, 2009

The Proxy Statement is available on the Internet at http://www.proxyweb.com/ing. Additional information about the Portfolio is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders.  Copies of the Portfolio’s annual and semi-annual reports have previously been mailed to shareholders.  This Proxy Statement should be read in conjunction with the annual and semi-annual reports. You can obtain copies of the Annual and Semi-Annual Reports of the Portfolio upon request, without charge, by writing to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, or by calling (800) 366-0066.

How can I obtain more information about the Portfolio?

Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 366-0066.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal described in this Proxy Statement.

THE PROPOSAL

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

What is the Proposal?

The Portfolio and the Adviser wish to retain the services of ING CRES as the sub-adviser to the Portfolio.  At a meeting on January 30, 2009, the Board approved the appointment of ING CRES as the sub-adviser to the Portfolio.  If the Proposal is approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or about July 9, 2009 and will remain in full force and effect, unless otherwise terminated, through November 30, 2010.  A copy of the Proposed Sub-Advisory Agreement among the Trust, DSL and ING CRES is included as Appendix B.

At the January 30, 2009 meeting, the Board terminated the Portfolio’s sub-advisory agreement with Morgan Stanley Investment Management, Inc. d/b/a Van Kampen (“Van Kampen”), effective May 1, 2009.  The Board also approved an interim sub-advisory agreement for the Portfolio among the Trust, DSL and ING CRES (the “Interim Agreement”), effective on May 1, 2009, for a 150-day period or until shareholder approval of the Proposed Sub-Advisory Agreement is obtained. ING CRES currently manages the Portfolio pursuant to the Interim Agreement.

Who is the Portfolio’s adviser?

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio.  DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2008, DSL managed over $34.2 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep” or “ING”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

DSL serves as investment adviser to the Portfolio pursuant to an investment management agreement between DSL and the Trust, dated October 24, 1997, as amended May 24, 2002 and further amended and restated January 1, 2007 (the “Investment Management Agreement”).  The Investment Management Agreement for the Trust provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio’s operations, DSL may engage, subject to the approval of the Board and, where required, the Portfolio’s shareholders, sub-advisers to provide day-to-day advisory services to the Portfolio.  DSL may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio’s investment programs, including the duty to determine what securities will be purchased and sold for the Portfolio.

The Investment Management Agreement was last approved by the Board on November 14, 2008, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Investment

Management Agreement was most recently approved on July 10, 2002 at a shareholder meeting held for the purpose of approving a manager-of-managers arrangement.

For the services it provides to the Portfolio under the Investment Management Agreement, DSL currently receives advisory fees, payable monthly, pursuant to the following fee schedule (as a percentage of the Portfolio’s average daily net assets): 0.75% on the first $750 million; 0.70% on the next $1.25 billion; 0.65% on the next $1.5 billion; and 0.60% on assets in excess of $3.5 billion.(1) The Portfolio paid $7,007,238 in annual fees (the “advisory fees”) to DSL for fiscal year ended December 31, 2008.

See Appendix C for a listing of the names, addresses and principal occupations of the principal executive officers of DSL and a listing of the names, addresses and principal occupations of the principal executive officers of the Trust who are also officers of DSL.

(1) For the purpose of calculating the advisory fee, the assets of the Portfolio are aggregated with the assets of ING Global Resources Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio and ING Van Kampen Growth and Income Portfolio. The aggregated assets will be applied to the above schedule and the resulting fee rate shall be prorated back to the portfolios and their respective investment advisers based on relative net assets.

Who was the Portfolio’s sub-adviser?

Van Kampen sub-advised the Portfolio since December 2001. As discussed below, the Board terminated the Portfolio’s current sub-advisory agreement with Van Kampen, effective May 1, 2009.  The Board’s primary consideration in taking this action was the lower sub-advisory fee charged by ING CRES, the benefits of which would also be passed on to shareholders through a waiver of a portion of the advisory fee.

 Van Kampen, a Maryland corporation, is a registered investment adviser principally located at 522 Fifth Avenue, New York, New York 10036, and is a direct subsidiary of Morgan Stanley, which is a publicly-traded global financial services firm. As of November 30, 2008, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $527 billion.

Pursuant to its authority under the Investment Management Agreement, DSL delegated to Van Kampen sub-advisory duties, including responsibility for the day-to-day management of the Portfolio, under its supervision. The sub-advisory agreement among the Trust, DSL and Van Kampen was last approved by the Portfolio’s shareholders at a meeting held on April 22, 2002. DSL paid Van Kampen $4,614,715 in sub-advisory fees for its services to the Portfolio for the fiscal year ended December 31, 2008.

Who is the Proposed Sub-Adviser?

Founded in 1969, ING CRES, a Delaware limited partnership, is registered with the SEC as an investment adviser. ING CRES is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. The principal address of ING CRES is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. ING CRES is in the business of providing investment advice to institutional and individual client accounts that, as of December 31, 2008, were valued at approximately $11 billion.

See Appendix C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING CRES.

Appendix D sets forth the names of an investment company with an investment objective similar to that of the Portfolio, for which ING CRES acts as sub-adviser, the annual rate of compensation and the net assets of that investment company as of December 31, 2008.

How will the Proposal, if approved, affect the management of the Portfolio?

As discussed above, the day-to-day management of the Portfolio’s portfolio is currently provided by ING CRES pursuant to the Interim Agreement.  If the Proposed Sub-Advisory Agreement is approved, ING CRES would continue to serve as sub-adviser to the Portfolio and provide the day-to-day management of the Portfolio. DSL would be responsible for monitoring the investment program and performance of ING CRES.

Are there changes to the investment objective, investment strategies and the name of the Portfolio?

Yes, the Portfolio’s investment objective, which was previously to seek capital appreciation with current income as a secondary objective, is now to seek total return. Furthermore, the Portfolio expanded its spectrum of investable securities - instead of its previous strategy of investing at least 80% of its net assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation (NASDAQ) System, the Portfolio now invests at least 80% of its net assets in common and preferred stocks of U.S. real estate investment trusts (“REITs”) and real estate companies. Furthermore, consistent with the appointment of

ING CRES as sub-adviser to the Portfolio, the Portfolio was renamed “ING Clarion Real Estate Portfolio.”

If the sub-adviser change is approved by shareholders, the Portfolio’s primary benchmark, currently the Dow Jones Wilshire Real Estate Securities Index, will be replaced with the Morgan Stanley Capital International (“MSCI”) U.S. REIT® Index, in an effort to represent the investment strategies being implemented by ING CRES.

As discussed above, ING CRES began managing the Portfolio on May 1, 2009 pursuant to the Interim Agreement.  A supplement to the Portfolio’s current prospectus was filed on February 13, 2009 and mailed to shareholders.

Principal Investment Strategies

Effective May 1, 2009, the investment strategies of the Portfolio are as follows:

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts and real estate companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

For this Portfolio, real estate companies consist of companies that are principally engaged in the real estate industry.  A company shall be considered to be “principally engaged” in the real estate industry if it: (a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers and companies with substantial real estate holdings.

The sub-adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The sub-adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The sub-adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The sub-adviser will sell a security when it no longer meets these criteria.

The sub-adviser’s investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The sub-adviser may invest in companies of any market capitalization; however, the sub-adviser will generally not invest in companies with market capitalization of less than $100 million at the time of purchase.

The Portfolio also may invest in convertible securities, initial public offerings and Rule 144A securities.

The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a single issuer.

The Portfolio may also invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended and the rules and regulations and exemptive orders thereunder.

The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Management of the Portfolio

Effective May 1, 2009, the day-to-day management of the Portfolio has been performed by the following team of investment professionals:

T. Ritson Ferguson, Chief Investment Officer (“CIO”) and portfolio manager, has 24 years of real estate investment management experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING CRES since 1991.

Joseph P. Smith, managing director and portfolio manager, is a member of ING CRES’ Investment Policy Committee. Mr. Smith joined ING CRES in 1997 and has 18 years of real estate investment management experience.

What are the key risks of investing in the Portfolio after the changes to the investment strategies?

You could lose money on an investment in the Portfolio.  The key risks of investing in the Portfolio are described below.  Certain risks are different following the changes to the Portfolio’s investment strategies.

The following outlines the principal risks of investing in the Portfolio under the new investment strategies. The Portfolio is now subject to the risks of investing in initial public offerings (“IPOs”) and engaging in frequent trading, among others, as a result of its new investment strategies. Furthermore, the Portfolio’s principal risks no longer include asset allocation risk or the risk of investing in higher yield, lower-grade debt securities. You could lose money on an investment in the Portfolio.  The Portfolio may be affected by the following risks, among others:

Convertible Securities Risk - The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Diversification Risk – The Portfolio is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

Equity Securities Risk - Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Inability to Sell Securities Risk - Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Industry Concentration Risk - When the Portfolio invests primarily in securities of companies in a particular market industry, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

Initial Public Offerings Risk - IPOs may be more volatile than other securities. IPOs may have a magnified impact on the Portfolio during the start-up phase when the Portfolio’s assets base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio’s performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Manager Risk – The sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no assurance that these will achieve the Portfolio’s objective. The sub-adviser could do a poor job in executing an investment strategy. The sub-adviser may use the investment techniques or invest in securities that are not part of the Portfolio’s principal investment strategy. For example, if market conditions warrant, portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing the Portfolio may leave their firm or be replaced.

Market and Company Risk - The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio invests may still trail returns from the overall stock market.

Other Investment Companies Risk – The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Portfolio Turnover Risk - Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

Real Estate Investment Trusts Risk - Investing in REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Rule 144A Risk - If a security is illiquid, the Portfolio might be unable to sell the security at a time when the sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. These may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Sector Risk - A sector is a group of selected industries, such as technology. The Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent the Portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a portfolio that has securities representing a broader range of investments.

Securities Lending Risk - The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

How has ING CRES performed in the past managing similar accounts?

The table below is designed to show how a composite of all similar accounts managed by ING CRES performed over various periods in the past.  The ING CRES Composite (“Composite”) is a composite of the performance of actual fee-paying and non-fee paying, fully discretionary accounts under management by ING CRES for at least one month beginning January 1, 1998 that have investment objectives, policies and strategies that are substantially similar to those currently implemented by the Portfolio.

The returns for the Composite do not reflect the deduction of any sales loads, which would have reduced the performance numbers. The returns for the Composite have not been modified to reflect the Portfolio’s fees and expenses. The accounts in the Composite do not necessarily pay the same expenses that mutual funds pay and are not necessarily subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code of 1986. Returns would have been lower if the Composite had been subject to these expenses and may have been lower if the Composite had been subject to these regulations. The aggregate returns of the accounts in the Composite may not reflect the returns of any particular account of ING CRES. The performance reflected in the Composite was calculated differently than the method used for calculating performance pursuant to SEC guidelines.

The table below shows the returns for the Composite compared with the returns of the Portfolio, the Dow Jones Wilshire Real Estate Securities Index and the MSCI U.S. REIT® Index. This information is designed to demonstrate the historical track record of ING CRES. It is not an indication of how the Portfolio has performed or will perform in the future. Past performance is not a guarantee of future results.

They do not reflect expenses or charges which are, or may be, imposed under your Variables Contract or Qualified Plan, and would be lower if they did.

Cumulative and Annualized Total Returns

As of December 31, 2008

	1 Year	3 Year	5 Year	10 Year
ING CRES Composite	(34.80)%	(9.04)%	2.63%	8.37%
Class S - ING Van Kampen Real Estate Portfolio(1)	(38.51)%	(11.36)%	2.29%	7.73%
Dow Jones Wilshire Real Estate Securities Index(2)	(39.83)%	(12.38)%	0.62%	7.33%
MSCI U.S. REIT® Index(3)	(37.97)%	(11.15)%	0.67%	7.19%

(1)

On May 1, 2009 ING CRES became the sub-adviser of the Portfolio and the Portfolio was renamed “ING Clarion Real Estate Portfolio.” Van Kampen was the sub-adviser of the Portfolio from December 17, 2001 to May 1, 2009. Performance prior to December 17, 2001 is attributable to a different sub-adviser.

(2)

The Dow Jones Wilshire Real Estate Securities Index is a float-adjusted market capitalization-weighted index of publicly traded real estate securities such as REITs and real estate operating companies.

(3)

The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The Index represents approximately 85% of the U.S. REIT market.

What are the terms of the Investment Management Agreement?

The Portfolio’s Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Portfolio. The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Portfolio and to furnish advice and recommendations with respect to the investment of the Portfolio’s assets and the purchase or sale of its portfolio securities. The Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. DSL, as the Adviser, oversees the investment management services of the Portfolio’s sub-adviser.

The Investment Management Agreement provides that the Adviser is not subject to liability to the Portfolio for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Management Agreement. After an initial two-year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Investment Management Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement provides that the Adviser receives an advisory fee, payable monthly, pursuant to the following fee schedule (as a percentage of the Portfolio’s average daily net assets): 0.7500% on the first $750 million; 0.7000% on the next $1.25 billion; 0.6500% on the next $1.5 billion; and 0.6000% on assets in excess of $3.5 billion.(1) As discussed below, DSL has contractually agreed to waive a portion of the advisory fee in recognition of the lower cost of ING CRES’ sub-advisory fee.  The advisory fee waiver will continue in effect through May 1, 2010, or until such time that ING CRES no longer sub-advises the Portfolio, with no guarantee that it will continue after that date.  Please refer to page 15 for further details.

As discussed earlier, effective May 1, 2009, ING CRES was appointed as the sub-adviser to the Portfolio pursuant to the Interim Agreement that was approved by the Board.  Under its terms, the sub-advisory fees payable to ING CRES under the Interim Agreement are the same as those discussed below for the Proposed Sub-Advisory Agreement.

DSL, and not the Portfolio, will bear the expense of the services to be provided by ING CRES.

What are the terms of the Proposed Sub-Advisory Agreement?

A copy of the Proposed Sub-Advisory Agreement among the Trust, DSL and ING CRES is included as Appendix B.  The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix B.

The key terms of the Proposed Sub-Advisory Agreement are substantially similar to those of the prior sub-advisory agreement with the exception of the fees. Under the Proposed Sub-Advisory

(1)  For the purpose of calculating the advisory fee, the assets of the Portfolio are aggregated with the assets of ING Global Resources Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio and ING Van Kampen Growth and Income Portfolio. The aggregated assets will be applied to the above schedule and the resulting fee rate shall be prorated back to the portfolios and their respective investment advisers based on relative net assets.

Agreement, the fees payable to ING CRES are paid by DSL, and not by the Portfolio.  Pursuant to the Proposed Sub-Advisory Agreement, ING CRES acts as the Portfolio’s sub-adviser.  In this capacity, ING CRES furnishes the Portfolio with investment advisory services in connection with a continuous investment program and manages the Portfolio’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Portfolio’s prospectus and statement of additional information.  Subject to the supervision and control of DSL, which in turn is subject to the supervision and control of the Board, ING CRES, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

In the absence of willful misfeasance, bad faith, or negligence in the performance of its obligations or reckless disregard of its obligations and duties, ING CRES would not be liable to the Trust, its shareholders or to DSL for any act or omission resulting in any loss suffered by the Trust, the Portfolio or the Portfolio’s shareholders in connection with any service provided under the Proposed Sub-Advisory Agreement.

The sub-advisory fee payable under the Proposed Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Portfolio’s average daily net assets.  For its fee, ING CRES furnishes, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the Proposed Sub-Advisory Agreement.  The sub-advisory fee under the Proposed Sub-Advisory Agreement will be pursuant to the following fee schedule (as a percentage of the Portfolio’s average daily net assets): 0.400% on the first $200 million of the Portfolio’s average daily net assets; 0.350% on the next $550 million of the Portfolio’s average daily net assets; and 0.320% of the Portfolio’s average daily net assets in excess of $750 million.(1)

The Proposed Sub-Advisory Agreement may be terminated as follows: by DSL at any time without penalty, upon sixty (60) days’ written notice to ING CRES and the Portfolio; at any time without payment of any penalty by the Portfolio, upon the vote of a majority of the Portfolio’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to DSL and ING CRES; or by ING CRES upon three (3) months’ written notice unless the Portfolio or DSL requests additional time to find a replacement for ING CRES, in which case ING CRES shall allow the additional time requested by the Portfolio or DSL not to exceed three (3) months beyond the initial three (3) month notice period; provided, however, that ING CRES may terminate the Proposed Sub-Advisory Agreement at any time without penalty, with respect to the Portfolio immediately, effective upon written notice to the DSL and the Portfolio, in the event either ING CRES (acting in good faith) or DSL ceases to be registered as an investment adviser under the 1940 Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Portfolio; DSL becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed Sub-Advisory Agreement; and/or ING CRES does not receive compensation for its services from DSL or the Portfolio as required by the terms of this agreement.

The key terms of the Interim Agreement are substantially identical to those of the Proposed Sub-Advisory Agreement, except that the effective dates, durations and termination provisions differ.

What are the changes to the Portfolio’s fee structure due to the appointment of ING CRES as sub-adviser?

(1)  For the purpose of calculating the sub-advisory fee, the assets of the Portfolio are aggregated with the assets of ING Clarion Global Real Estate Portfolio, a separate series of the Trust, which is also sub-advised by ING CRES. The aggregated assets will be applied to the above schedule and the resulting fee rate shall be prorated back to the investment adviser of each respective portfolio based on relative net assets.

As noted above, the Portfolio will be subject to a new fee schedule under the Proposed Sub-Advisory Agreement.  Compared to the Portfolio’s current fee schedule, the new fee schedule would result in a reduction in sub-advisory fees as outlined below:

Current Sub-Advisory Fees	Proposed Sub-Advisory Fees
(as a % of the Portfolio’s average daily net assets)	(as a % of the Portfolio’s average daily net assets)
0.50% on first $200 million; and	0.400% on the first $200 million;
0.40% thereafter	0.350% on the next $550 million; and
0.320% on net assets in excess of $750 million.(1)

Since DSL pays the sub-advisory fee out of its advisory fee, the changes will not increase the Portfolio’s expenses paid by the shareholders. However, as a result of the change in sub-adviser from Van Kampen to ING CRES, the investment management subsidiaries of ING Groep, as a group, will be able to retain the entire advisory fee. DSL has contractually agreed to waive a portion of the advisory fee in recognition of the lower cost of ING CRES’ sub-advisory fee. DSL will share the savings derived from the lower sub-advisory fee on a 50/50 basis by reducing the advisory fee payable by half of the savings derived from the lower sub-advisory fee. The advisory fee waiver will continue in effect through May 1, 2010, or until such time that ING CRES no longer sub-advises the Portfolio, with no guarantee that it will continue after that date.

The following table reflects the fees paid by DSL to Van Kampen for services rendered with respect to the Portfolio for the period from January 1, 2008 to December 31, 2008, what the sub-advisory fee would have been for the same period under the Proposed Sub-Advisory Agreement, and the decrease/increase for this time period.

Portfolio	Fee Paid to Van Kampen	Hypothetical Fee Paid to ING CRES	Increase/(Decrease)
ING Clarion Real Estate Portfolio	$4,614,715	$3,766,380	(18.3)%

Portfolio	Current % Retained by Adviser Under Van Kampen Sub- Advisory Agreement	Proposed % Retained by Adviser Under Proposed Sub- Advisory Agreement
ING Clarion Real Estate Portfolio	34.1%	40.1	%(2)

Based on the Portfolio’s assets as of December 31, 2008, which were approximately $705.6 million, the sub-advisory fee payable by DSL to ING CRES would decrease under the Proposed Sub-Advisory Agreement. Using the same assumptions, for the year ended December 31, 2008, the Adviser would have retained an additional $424,168 in advisory fees under the Proposed Sub-Advisory Agreement.

(1)  For the purpose of calculating the sub-advisory fee, the assets of the Portfolio are aggregated with the assets of ING Clarion Global Real Estate Portfolio, a separate series of the Trust, which is also sub-advised by ING CRES. The aggregated assets will be applied to the above schedule and the resulting fee rate shall be prorated back to the investment adviser of each respective portfolio based on relative net assets.

(2)  Based on the waiver of $424,168 of the advisory fees pursuant to a side letter agreement between DSL and the Portfolio. The side letter agreement will continue in effect through May 1, 2010, or until such time that ING CRES no longer sub-advises the Portfolio, with no guarantee that it will continue after that date.  If the side letter agreement were not in place, the proposed percentage retained by the Adviser under the Proposed Sub-Advisory Agreement would be 46.2%.

What is the required vote?

Shareholders of the Portfolio must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory Agreement by the Portfolio requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which, for this purpose means the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

What happens if shareholders do not approve the Proposal?

If shareholders of the Portfolio do not approve the Proposed Sub-Advisory Agreement, the Portfolio will continue to be managed by ING CRES under the Interim Agreement until no later than September 28, 2009 and the Board will determine what additional action(s) should be taken.

What was the process of selecting ING CRES as the sub-adviser to the Portfolio?

At the January 30, 2009 Board meeting, management recommended, and the Board approved, the replacement of Van Kampen as sub-adviser to the Portfolio. In reviewing potential sub-advisers, management considered a number of factors that were relevant to the selection of a new sub-adviser to the Portfolio.  Each potential sub-adviser had to meet fundamental requirements regarding experience and reputation to merit consideration.  Beyond this, DSL focused on each potential sub-adviser’s investment process, investment performance, and price.

DSL determined that ING CRES possesses the right mix of attributes to manage the Portfolio, and therefore recommended ING CRES to the Board as the new sub-adviser to the Portfolio. In recommending ING CRES to serve as sub-adviser, Management considered that ING CRES had demonstrated strong long-term performance in managing other real estate portfolios, as well as ING CRES’ market recognition as the premier real estate investor globally.

The Board has established an Investment Review Committee to, among other things, monitor the performance of each ING fund and make recommendations to the Board with respect to each fund. In advance of the Committee’s meeting held on January 29, 2009, DSL provided the Committee members with written materials in support of the proposed appointment of ING CRES as the sub-adviser to the Portfolio. Among the materials provided to the Committee was a discussion of ING Investment’s rationale for recommending ING CRES as a proposed sub-adviser, written materials provided by ING CRES with respect to its proposed strategy for the Portfolio, including its stock selection process, its compliance structure and the resources it could devote to managing the Portfolio, and information with respect to ING CRES’ performance in managing accounts in a style similar to that in which they propose to manage the Portfolio. The Committee also considered the reputation of ING CRES in the industry.  At the conclusion of the meeting, the Committee determined that it would recommend to the full Board the proposed appointment of ING CRES as the sub-adviser to the Portfolio.

The Board has also established a Contracts Committee for the purpose of overseeing agreements or plans involving the ING funds, including the Portfolio. In advance of the Committee’s meeting held on January 22, 2009, Management provided the Committee members with written materials in support of the proposed new sub-adviser to the Portfolio.  The Committee reviewed the terms of the Proposed Sub-Advisory Agreement and such other materials relevant to its evaluation of the proposed appointment of ING CRES as the sub-adviser to the Portfolio. At the conclusion of the meeting, the Committee determined that it would recommend to the full Board, approval of the Proposed Sub-Advisory Agreement.

What are the factors that were considered by the Board?

At a meeting of the Board held on January 30, 2009, the Board, including the Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor are “interested persons” (as such term is defined under the 1940 Act) of any such party nor have any interest in the agreement (the “Independent Trustees”), approved the Proposed Sub-Advisory Agreement for the Portfolio.  As discussed above, the Board terminated the Portfolio’s current sub-advisory agreement with Van Kampen, effective May 1, 2009.  The Board’s primary consideration in taking this action was the lower sub-advisory fee charged by ING CRES, the benefits of which would also be passed on to shareholders through a waiver of a portion of the advisory fee.

In determining whether to approve the Proposed Sub-Advisory Agreement for the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the sub-advisory agreement should be approved for the Portfolio.  The materials provided to the Board in support of the sub-advisory arrangement with ING CRES included the following:  (1) ING CRES’ presentation before the Investment Review Committee at its January 29, 2009 meeting; (2) memoranda and related materials provided to the Board in advance of its January 30, 2009 meeting that discuss management’s rationale for recommending that ING CRES serve as the sub-adviser to the Portfolio; (3) responses from ING CRES to questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (4) supporting documentation, including a copy of the Proposed Sub-Advisory Agreement with ING CRES on behalf of the Portfolio; and (5) other information relevant to the Board’s decision.

The Board’s consideration of whether to approve the sub-advisory agreement with ING CRES took into account several factors including, but not limited to, the following:  (1) DSL’s view of the reputation of ING CRES as a manager to similar funds; (2) ING CRES’ strength and reputation in the industry; (3) the nature and quality of the services to be provided by ING CRES under the Proposed Sub-Advisory Agreement, including representations that there would be no diminution in the scope and quality of sub-advisory services provided to the Portfolio upon the appointment of ING CRES as sub-adviser; (4) the performance record of ING CRES in managing accounts with similar investment objectives and strategies to the Portfolio’s revised objective and strategies as compared to an appropriate benchmark index and relevant peer groups, which the Board noted was similar to or better than the performance record of Van Kampen in managing the Portfolio over all cumulative and annualized time periods; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING CRES, including that ING CRES intends to utilize its U.S. real estate securities research team, which renders similar services to other real estate funds within the ING Funds complex; (6) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of ING CRES as the Portfolio’s sub-adviser; the Board noted that compensation paid to ING CRES would be lower than that paid to Van Kampen and that a portion of such savings would be passed on to shareholders in the form of an advisory fee waiver through at least May 1, 2010; (7) ING CRES’ operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds complex; (8) ING CRES’ financial condition; (9) the appropriateness of the selection of ING CRES in light of the Portfolio’s investment objective; and (10) ING CRES’ Code of Ethics, which has previously been approved for other ING funds, and related procedures for complying with that Code of Ethics.

After its deliberation, the Board reached the following conclusions:  (1) the sub-advisory fee rate payable by DSL to ING CRES is reasonable in the context of all factors considered by the Board; and (2) ING CRES maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program.  Based on these conclusions and other factors, the Board voted to approve the Proposed Sub-Advisory Agreement among the Trust, DSL and

ING CRES.  During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the best interests of the Portfolio and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its January 30, 2009 meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Portfolio’s shareholders vote “FOR” the Proposal to appoint ING CRES as sub-adviser to the Portfolio and the implementation of the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement.

GENERAL INFORMATION

Solicitation of Proxies

Solicitation of voting instructions is being made primarily by the mailing of the Notice of Special Meeting, the Proxy Statement and the Voting Instructions Card on or about May 18, 2009. In addition to the solicitation of proxies by mail, employees of DSL and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Special Meeting, the shareholder may submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-366-0066.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your voting instructions card. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your voting instructions card but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

What are the voting rights and the quorum requirements?

The Separate Accounts of the Participating Insurance Companies and Qualified Plans are the record owners of the shares of the Portfolio.  The Qualified Plans and Participating Insurance Companies will vote the Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. Participating Insurance Companies and Qualified Plans, which through Separate Accounts or directly, respectively, hold shares of the Portfolio, will be counted as the Portfolio’s shareholders in determining whether a quorum is present.

April 22, 2009 has been chosen as the Record Date. Each shareholder of the Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights. Shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of the holders of 30% of the Portfolio’s outstanding shares is necessary to constitute a quorum for the transaction of business at the Special Meeting.

In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Portfolio’s shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 180 days beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

ING Investors Trust, on behalf of the Portfolio, does not impose any requirement that a specific percentage of Variable Contract owners and Plan Participants need to give instructions as how to vote their shares.  Where Variable Contract owners and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Participating Insurance Companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract owners and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract owners and Plan Participants fail to give voting instructions, a small number of Variable Contract owners and Plan Participants may determine the outcome of the vote.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the other service providers to the Portfolio?

The Investment Management Agreement between the Trust, on behalf of the Portfolio, and DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolio and pays for the services and information necessary to the proper conduct of the Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. As such, there are no separate administration fees.

During the fiscal year ended December 31, 2008, the only affiliated broker to which the Portfolio paid commissions was Morgan Stanley, which received $5,077 in commissions from the Portfolio. This amount constituted 0.29% of the total amount of commissions the Portfolio paid to all brokers during the fiscal year.

Who pays for this proxy solicitation?

The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. ING CRES and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that your vote at the Special Meeting may be counted, prompt execution and return of the enclosed Voting Instructions Card is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the Internet.  Please follow the voting instructions as outlined on your Voting Instructions Card.

Huey P. Falgout, Jr.

Secretary

May 18, 2009

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

APPENDIX A

The following tables provide information about the persons or entities who, to the knowledge of the Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of April 22, 2009:

ING CLARION REAL ESTATE PORTFOLIO

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING Life Insurance & Annuity Company Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	72.2% ADV Class; 16.0% Class S; Beneficial	7.7%

ING National Trust 1 Orange Street Hartford, CT 06106	27.8% ADV Class; Beneficial	0.0%

ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	31.8% Class I; Beneficial	15.9%

ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	16.4% Class I; Beneficial	8.2%

ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	13.3% Class I; Beneficial	6.7%

ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	11.2% Class I; Beneficial	5.6%

ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	9.4% Class I; Beneficial	4.7%

ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.2% Class I; Beneficial	3.6%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	82.5% Class S 100.0% Class S2; Beneficial	41.5%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

A-1

APPENDIX B

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made this        day of                      2009 between Directed Services LLC, a Delaware limited liability company (the “Manager”), and ING Clarion Real Estate Securities L.P., a Delaware Limited Partnership (the “Sub-Adviser”).

WHEREAS, ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Amended and Restated Investment Management Agreement, dated October 24, 1997, as amended and restated (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.             Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.             Sub-Adviser Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration

Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)           The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Trust that contains the following information as of the immediately previous month’s end.

(i)            A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)           Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)          Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)           The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(d)           The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(e)           The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.             Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.  Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.             Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.             Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations.  In addition, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.             Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.             Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.             Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.             Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.           Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Trust.

11.           Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.           Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.           Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.           Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.           Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser

(a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.           Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)                                  The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)                                 The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.                                 Duration and Termination.

With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2010.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)                                 Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

ING Clarion Real Estate Securities L.P.

201 King of Prussia Road, Suite 600

Radnor, PA 19087Attention: Legal Department

18.                                 Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.                                 Miscellaneous.

(a)                                  This Agreement shall be governed by the laws of the State of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)                                 The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)                                  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)                                 To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)                                  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)                                    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)                                 This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

DIRECTED SERVICES LLC

By:
Todd Modic
Vice President

ING CLARION REAL ESTATE SECURITIES L.P.

By:
Name:
Title:

AMENDED SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

ING CLARION REAL ESTATE SECURITIES L.P.

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)
ING Clarion Real Estate Portfolio(1)	0.4000% on first $200 million of assets; 0.3500% on next $550 million of assets; and 0.3200% on assets in excess of $750 million

(1) Please note the sub-advisory fee would be aggregated with ING Clarion Global Real Estate Portfolio, a series of ING Investors Trust.

APPENDIX C

Principal Executive Officers of ING Investors Trust, who are Officers of Directed Services LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President

Kimberly A. Anderson — Senior Vice President

Principal Executive Officers of Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

 Shaun P. Mathews — Executive Vice President

Richard Gelfand — Chief Financial Officer

 Kimberly A. Anderson — Senior Vice President

 Michael J. Roland — Senior Vice President

David Pendegrass — Senior Vice President and Treasurer

 Beth Shanker — Chief Compliance Officer

Joy M. Benner — Secretary

C-1

Principal Executive Officers of ING Clarion Real Estate Securities, L.P.

201 King of Prussia Road,

Suite 600

Radnor, PA 19087

Name and Title
T. Ritson Ferguson — Chief Executive Officer and Chief Investment Officer

Jarrett B. Kling —Managing Director

Joseph P. Smith — Managing Director

Stephen D. Burton — Managing Director

David J. Makowicz — Chief Operating Officer

William E. Zitelli — Chief Compliance Officer

C-2

APPENDIX D

ADVISORY FEE RATES OF A FUND WITH SIMILAR INVESTMENT OBJECTIVES OR INVESTMENT STRATEGIES SUB-ADVISED BY ING CLARION REAL ESTATE SECURITIES, L.P. (“ING CRES”)

The following table sets forth the name of an investment company, with investment objectives similar to the Portfolio, for which ING CRES acts as an investment sub-adviser, the annual rate of compensation, and the net assets of the investment company as of December 31, 2008.

Name of Comparable Fund	Net Assets Of the Comparable Fund	Sub-Advisory Fee Rate (as a % of Comparable Fund’s average daily net assets)
	(in millions)
ING Global Real Estate Portfolio	$414.9	0.400% on the first $200 million; 0.350% on the next $550 million; and 0.320% on assets in excess of $750 million

D-1

3 EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instruction Card,

sign and
date the Voting Instruction Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JULY 9, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.  If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instruction Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instruction Card as soon as possible.  Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           To approve the appointment of ING Clarion Real Estate Securities, L.P. (“ING CRES”) as the sub-adviser to the Portfolio and the implementation of the sub-advisory agreement for the Portfolio among ING Investors Trust, Directed Services LLC, the Portfolio’s investment adviser, and ING CRES.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the
Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON July 9, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING CLARION REAL ESTATE PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on July 9, 2009, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           To approve the appointment of ING Clarion Real Estate Securities, L.P. (“ING CRES”) as the sub-adviser to the Portfolio and the implementation of the sub-advisory agreement for the Portfolio among ING Investors Trust, Directed Services LLC, the Portfolio’s investment adviser, and ING CRES.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.